UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 9, 2026

Ribbon Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42474	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Central Park Tower LaTour Shinjuku, Room 3001, 6-15-1 Nishi Shinjuku, Shinjuku-ku, Tokyo 160-0023, Japan	160-0023
(Address of principal executive offices)	(Zip Code)

+81 90-8508-3462

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	RIBB	The Nasdaq Stock Market LLC
Units	RIBBU	The Nasdaq Stock Market LLC
Rights	RIBBR	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement

As approved by its shareholders at an extraordinary general meeting held on January 9, 2026 (the “Meeting”), Ribbon Acquisition Corp. (the “Company”) entered into Amendment No. 1 to the Investment Management Trust Agreement, dated as of January 9, 2026, to the Investment Management Trust Agreement dated as of January 14, 2025, by and between the Company and Odyssey Transfer and Trust Company, as trustee (the “Trust Amendment”).

The Trust Amendment amends the Investment Management Trust Agreement to, among other things, (i) reflect the extension of the date by which the Company must consummate an initial business combination from January 16, 2026 to January 16, 2027 and (ii) eliminate the Company’s ability to withdraw up to $100,000 of interest earned on the trust account to pay dissolution expenses.

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Trust Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also at the Meeting, the shareholders of the Company approved, by special resolution, the adoption of the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Second A&R M&A”). The Second A&R M&A extends the date by which the Company must consummate an initial business combination from January 16, 2026 to January 16, 2027.

The Second A&R M&A will become effective upon the Company’s filing thereof with the Registrar of Companies of the Cayman Islands.

The foregoing description of the Second A&R M&A does not purport to be complete and is qualified in its entirety by reference to the form of Second Amended and Restated Memorandum and Articles of Association, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment to the Investment Management Trust Agreement, dated January 9, 2026, by and between Ribbon Acquisition Corp and Odyssey Transfer and Trust Company.

10.2	Form of Second Amended and Restated Memorandum and Articles of Association.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2026

Ribbon Acquisition Corp

By:	/s/ Angshuman (Bubai) Ghosh
Name:	Angshuman (Bubai) Ghosh
Title:	Chief Executive Officer and Chairman

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